UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2021

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Items.

On December 2, 2021, Apollo Global Management, Inc. (“Apollo”) issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing that it entered into a definitive agreement to acquire the US wealth distribution and asset management business of Griffin Capital (the “Transaction”). In connection with this announcement, Apollo has also made available to investors a presentation on its website.

The Transaction, which remains subject to customary closing conditions, including approval by the Griffin Institutional Access Real Estate Fund and the Griffin Institutional Access Credit Fund and the prior consummation of the Apollo-Athene merger, is expected to be completed in the first half of 2022.

* * *

The information in this Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new private equity, credit or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, generally, Apollo’s ability to manage its growth, fund performance, changes in Apollo’s regulatory environment and tax status, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by funds managed by subsidiaries of Apollo (the “Apollo funds”), litigation risks and consummation of the merger of Apollo with Athene, potential governance changes and related transactions which are subject to regulatory, corporate and stockholders approvals, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While Apollo is unable to accurately predict the full impact that COVID-19 will have on Apollo’s results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, Apollo’s compliance with these measures has impacted Apollo’s day-to-day operations and could disrupt Apollo’s business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed

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with the SEC on February 19, 2021 and Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021, as such factors may be updated from time to time in Apollo’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings.

Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.

* * *

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release announcing acquisition of Griffin Capital
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Global Management, Inc.

Dated: December 2, 2021	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Chief Legal Officer

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